UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of Earliest Event Reported)                                          July 6, 2004

TELEFLEX INCORPORATED

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-5353	23-1147939
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

155 South Limerick Road, Limerick, Pennsylvania	19468

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code	(610) 948-5100

Not applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of an Acquisition or Disposition of Assets.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
CONSENT OF DELOITTE & TOUCHE LLP
AUDITED FINANCIAL STATEMENTS FOR HUDSON RESPIRATORY CARE INC.
UNAUDITED INTERIM FINANCIAL STATEMENTS FOR HUDSON RESPIRATORY CARE INC.
INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Section 2 – Financial Information

Item 2.01 Completion of an Acquisition or Disposition of Assets.

     On July 6, 2004, Teleflex Incorporated completed the acquisition of all of the issued and outstanding capital stock of Hudson Respiratory Care Inc., a leading provider of disposable medical products for respiratory care and anesthesia. The acquisition was completed pursuant to an Agreement and Plan of Merger dated May 17, 2004, as amended pursuant to that certain First Amendment to Agreement and Plan of Merger dated as of July 6, 2004.

     This Form 8-K/A of Teleflex Incorporated amends the Current Report on Form 8-K of Teleflex Incorporated dated July 6, 2004 (filed July 21, 2004) to include (i) as required by Item 9.01(a) Financial Statements of Businesses Acquired, financial statements of Hudson Respiratory Care Inc. and Subsidiaries for the year ended December 31, 2003 and the unaudited interim financial statements of Hudson Respiratory Care Inc. and Subsidiaries for the six months ended June 30, 2004 and (ii) as required by Item 9.01(b) Pro Forma Financial Information, unaudited pro forma combined condensed balance sheet of Teleflex Incorporated and Hudson Respiratory Care Inc. as of June 27, 2004, and unaudited pro forma combined condensed statements of income for the six months ended June 27, 2004 and the year ended December 28, 2003 giving effect to the Hudson Respiratory Care Inc. transaction. Year-end calendar dates for Teleflex Incorporated and Hudson Respiratory Care Inc. varied slightly as Teleflex Incorporated’s year ends on the last Sunday of the calendar year while Hudson Respiratory Care Inc.’s year ends on the last day of the calendar year. For pro forma purposes these differences are deemed immaterial.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

I.	The audited financial statements for Hudson Respiratory Care Inc. and Subsidiaries as of December 31, 2003 and 2002, and the related consolidated statements of operations and comprehensive operations, stockholders’ deficit and cash flows for each of the three years in the period ended December 31, 2003. (Exhibit 99.1)

II.	The unaudited interim financial statements for Hudson Respiratory Care Inc. and Subsidiaries as of June 30, 2004 and for the three and six months ended June 30, 2004 and 2003. As a result of completion of Teleflex Incorporated’s (Teleflex) acquisition of Hudson Respiratory Care Inc. (Hudson) on July 6, 2004, the client-auditor relationship between Hudson and Deloitte & Touche LLP ceased on that date. Deloitte & Touche LLP and Teleflex’s independent auditors have not audited, reviewed, compiled or performed any agreed-upon procedures with respect to the financial statements of Hudson as of and for the three and six months ended June 30, 2004 included herein. (Exhibit 99.2)

(b)	Pro forma Financial Information.

Introduction to unaudited pro forma condensed combined financial statements. (Exhibit 99.3)

Unaudited pro forma condensed combined balance sheet as of June 27, 2004 and unaudited pro forma condensed combined statements of income for the year ended December 28, 2003 and six months ended June 27, 2004 giving effect to the Hudson

Respiratory Care Inc. transaction. The pro forma financial statements account for the Hudson Respiratory Care Inc. transaction under the purchase method of accounting. (Exhibit 99.3)

(c)	Exhibits.

2.1	Agreement and Plan of Merger, dated as of May 17, 2004, by and among Teleflex Incorporated, TFX Acquisition Corporation, Freeman Spogli & Co. LLC, FS Equity Partners IV, L.P., River Holding Corp. and Hudson Respiratory Care Inc. (1)

2.2	First Amendment to Agreement and Plan of Merger, dated as of July 6, 2004, by and among Teleflex Incorporated, TFX Acquisition Corporation, Freeman Spogli & Co. LLC, FS Equity Partners IV, L.P., River Holding Corp. and Hudson Respiratory Care Inc. (1)

23.1	Consent of Deloitte & Touche LLP with respect to Hudson Respiratory Care Inc.
99.1	The audited financial statements for Hudson Respiratory Care Inc. and Subsidiaries as of December 31, 2003 and 2002, and the related consolidated statements of operations and comprehensive operations, stockholders’ deficit and cash flows for each of the three years in the period ended December 31, 2003.

99.2	The unaudited interim financial statements for Hudson Respiratory Care Inc. and Subsidiaries as of June 30, 2004 and for the three and six months ended June 30, 2004 and 2003.
99.3	Introduction to unaudited pro forma condensed combined financial statements. Unaudited pro forma condensed combined balance sheet as of June 27, 2004 and unaudited pro forma condensed combined statements of income for the year ended December 28, 2003 and six months ended June 27, 2004 giving effect to the Hudson Respiratory Care Inc. transaction. Notes to unaudited pro forma condensed combined financial statements.

(1)	Incorporated herein by reference to the Registrant’s Current Report on Form 8-K filed on July 21, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 21, 2004	TELEFLEX INCORPORATED
	By:	/s/ JAMES V. AGNELLO
		Name:	James V. Agnello
		Title:	Controller and Chief Accounting Officer

EXHIBIT INDEX

23.1	Consent of Deloitte & Touche LLP with respect to Hudson Respiratory Care Inc.
99.1	The audited financial statements for Hudson Respiratory Care Inc. and Subsidiaries as of December 31, 2003 and 2002, and the related consolidated statements of operations and comprehensive operations, stockholders’ deficit and cash flows for each of the three years in the period ended December 31, 2003.

99.2	The unaudited interim financial statements for Hudson Respiratory Care Inc. and Subsidiaries as of June 30, 2004 and for the three and six months ended June 30, 2004 and 2003.
99.3	Introduction to unaudited pro forma condensed combined financial statements. Unaudited pro forma condensed combined balance sheet as of June 27, 2004 and unaudited pro forma condensed combined statements of income for the year ended December 28, 2003 and six months ended June 27, 2004 giving effect to the Hudson Respiratory Care Inc transaction. Notes to unaudited pro forma condensed combined financial statements.